UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       August 24, 2005 (August 18, 2005)
                       ---------------------------------

                            Anthracite Capital, Inc.
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             (Exact name of registrant as specified in its charter)


             Maryland                 001-13937                 13-397-8906
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 (State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


          40 East 52nd Street, New York, New York                   10022
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          (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (212) 810-3333
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On August 18, 2005, Anthracite Capital, Inc. (the "Company") entered into a Purchase Agreement with Piper Jaffray & Co. (the "Underwriter") relating to the public offering of 1,500,000 shares of the Company's Common Stock, plus an additional 225,000 shares to cover overallotments at the Underwriter's option. The price to the public was $11.59 per share and the Underwriter agreed to purchase the shares from the Company pursuant to the Purchase Agreement at a price of $11.13 per share. The offering was made pursuant to the Company's effective shelf registration statement on Form S-3 (Registration No. 333-69848) previously filed with the Securities and Exchange Commission. The Purchase Agreement is filed as Exhibit 1.1 to this Report, and the description of the material terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit. The offering closed on August 23, 2005.

The Company is filing the Purchase Agreement as Exhibit 1.1 hereto.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

1.1 Purchase Agreement, dated as of August 18, 2005, between Anthracite Capital, Inc. and Piper Jaffray & Co.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ANTHRACITE CAPITAL, INC.


                                              By: /s/ James J. Lillis
                                                  ----------------------------
                                                  Name:  James J. Lillis
                                                  Title: Chief Financial Officer

                                                   Dated: August 24, 2005

                            ANTHRACITE CAPITAL, INC.
                           CURRENT REPORT ON FORM 8-K
                 Report dated August 24, 2005 (August 18, 2005)


EXHIBIT INDEX

Exhibit No.       Description

1.1 Purchase Agreement, dated as of August 18, 2005, between Anthracite Capital, Inc. and Piper Jaffray & Co.